UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 9, 1999

                                    001-13836
                            (Commission File Number)

                         ------------------------------

                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                                           Not applicable
    (State of Incorporation)                                 (IRS Employer
                                                          Identification Number)


    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)

                                  441-292-8674*
                         (Registrant's telephone number)

                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

ITEM 5.  Other Events

                  Reference is made to the press release issued to the public by the Registrant on December 9, 1999, the text of which is attached hereto as
Exhibit 99.1,  for a description  of the events  reported  pursuant to this Form
8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

Exhibit Number           Title
--------------           -----

99.1               Press Release dated December 9, 1999

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     TYCO INTERNATIONAL LTD.


                                     By: /s/ Mark H. Swartz
                                        ---------------------------------
                                             Mark H. Swartz
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Accounting and
                                              Financial Officer)


Date:  December 9, 1999

                                  Exhibit Index


Exhibit Number                Title
--------------                -----

99.1                  Press Release dated December 9, 1999